freshpet
pets · people · planet

Q3 2023

EARNINGS

November 6, 2023



FORWARD LOOKING STATEMENTS & NON-GAAP MEASURES

Forward-Looking Statements

Certain statements in this presentation by Freshpet, Inc. (the "Company") constitute "forward-looking" statements, which include any statements related to the the Freshpet Kitchens Expansion, our long-term capacity planning, our net sales and Adjusted EBITDA guidance and the Company's general operating and economic environment. These statements are based on management's current opinions, expectations, beliefs, plans, objectives, assumptions or projections regarding future events or future results. These forward-looking statements are only predictions, not historical fact, and involve certain risks and uncertainties, as well as assumptions. Actual results, levels of activity, performance, achievements and events could differ materially from those stated, anticipated or implied by such forward-looking statements. While Freshpet believes that its assumptions are reasonable, it is very difficult to predict the impact of known factors, and, of course, it is impossible to anticipate all factors that could affect actual results. There are many risks and uncertainties that could cause actual results to differ materially from forward-looking statements made herein, including our long-term capacity planning, and most prominently, the risks discussed under the heading "Risk Factors" in the Company's latest annual report on Form 10-K and quarterly reports on Form 10-Q filed with the Securities and Exchange Commission. Such forward-looking statements are made only as of the date of this presentation. Freshpet undertakes no obligation to publicly update or revise any forward-looking statement because of new information, future events or otherwise, except as otherwise required by law. If we do update one or more forward-looking statements, no inference should be made that we will make additional updates with respect to those or other forward-looking statements.

Non-GAAP Measures

Freshpet uses certain non-GAAP financial measures, including EBITDA, Adjusted EBITDA, Adjusted EBITDA as a % of net sales (Adjusted EBITDA Margin), Adjusted Gross Profit, Adjusted Gross Profit as a % of net sales (Adjusted Gross Margin), Adjusted SG&A and Adjusted SG&A as a % of net sales. These non-GAAP financial measures should be considered as supplements to GAAP reported measures, should not be considered replacements for, or superior to, GAAP measures and may not be comparable to similarly named measures used by other companies.

Freshpet defines EBITDA as net income (loss) plus interest expense, income tax expense and depreciation and amortization expense, and Adjusted EBITDA as EBITDA plus net income (loss) on equity method investment, non-cash share-based compensation, fees related to equity offerings of our common stock, implementation and other costs associated with the implementation of an ERP system, and other expenses, including loss on disposal of equipment, COVID-19 expenses and organization changes designed to support long-term growth objectives.

FORWARD LOOKING STATEMENTS & NON-GAAP MEASURES

Freshpet defines Adjusted Gross Profit as gross profit before depreciation expense, COVID-19 expense and non-cash share-based compensation, and Adjusted SG&A as SG&A expenses before depreciation and amortization expense, non-cash share-based compensation, gain (loss) on disposal of equipment, fees related to equity offerings of our common stock, implementation and other costs associated with the implementation of an ERP system, COVID-19 expense and organization changes designed to support long term growth objectives.

Management believes that the non-GAAP financial measures are meaningful to investors because they provide a view of the Company with respect to ongoing operating results. Non-GAAP financial measures are shown as supplemental disclosures in this presentation because they are widely used by the investment community for analysis and comparative evaluation. They also provide additional metrics to evaluate the Company's operations and, when considered with both the Company's GAAP results and the reconciliation to the most comparable GAAP measures, provide a more complete understanding of the Company's business than could be obtained absent this disclosure. Adjusted EBITDA is also an important component of internal budgeting and setting management compensation. The non-GAAP measures are not and should not be considered an alternative to the most comparable GAAP measures or any other figure calculated in accordance with GAAP, or as an indicator of operating performance. The Company's calculation of the non-GAAP financial measures may differ from methods used by other companies. Management believes that the non-GAAP measures are important to an understanding of the Company's overall operating results in the periods presented. The non-GAAP financial measures are not recognized in accordance with GAAP and should not be viewed as an alternative to GAAP measures of performance.

Certain of these measures represent the Company's guidance for fiscal year 2023. The Company is unable to reconcile these forward-looking non-GAAP financial measures to the most directly comparable GAAP measures without unreasonable efforts because the Company is currently unable to predict with a reasonable degree of certainty the type and impact of certain items, including the timing of and amount of costs of goods sold and selling, general and administrative expenses, that would be expected to impact GAAP measures for these periods but would not impact the non-GAAP measures. The unavailable information could significantly impact our financial results. These items are not within the Company's control and may vary greatly between periods. Based on the foregoing, the Company believes that providing estimates of the amounts that would be required to reconcile these forecasted non-GAAP measures to forecasted GAAP measures would imply a degree of precision that would be confusing or misleading to investors for the reasons identified above.

freshpet

FRESHPET STRENGTHENS THE BOND BETWEEN **PEOPLE** AND OUR **PETS** SO THAT WE BOTH LIVE LONGER, HEALTHIER AND HAPPIER LIVES WHILE BEING KIND TO THE **PLANET.**


NOURISHING PETS, PEOPLE AND PLANET

2023 PLAN: **OPERATIONAL IMPROVEMENTS**


FOCUSED ON
CAPACITY

Ample capacity


FOCUSED ON
LOGISTICS

More efficient logistics


FOCUSED ON
QUALITY

Improved quality


FOCUSED ON
COMMODITY COST MANAGEMENT

Commodity costs in line with pricing

PROGRESS REPORT



Advertising & Innovation
Expand HH Penetration
Increase Velocity
Expand Visibility & Availability
Expand Capacity
Leverage Scale in SG&A
Leverage Scale in COGS
Drive Efficiencies in Logistics
2027
freshpet
THE FUTURE IS FRESH
UNLEASHING GROWTH. SCALING PROFITS.



Q3 2023 RESULTS



STRONG Q3 RESULTS THAT DEMONSTRATE **IMPROVED OPERATING PERFORMANCE & CONTINUING STRONG GROWTH**

FRESHPET Q3 2023 NET SALES
($ millions)



$151.3
+41%
$200.6
+33%
2022
2023

FRESHPET Q3 2023 ADJ. EBITDA
($ millions)



$3.5
$23.2
2022
2023

NET SALES GROWTH DRIVEN BY **STRONG VOLUME GROWTH, IMPROVED MIX AND THE BENEFIT OF PRICING**

Q3 2023 NET SALES BRIDGE



23.0%
9.6%
32.6%
Volume
Pricing/Mix
Net Sales Growth

CONSUMPTION GROWTH TRENDS
(Volume in pounds)



12%
14%
18%
23%
Q4 2022
Q1 2023
Q2 2023
Q3 2023

Source: NIQ consumption data thru 9/30/23 and internal sales data

Q3 VOLUME & MIX GROWTH RATE IS IN LINE WITH OUR 2027 NET SALES CAGR TARGET



23.0%
2.1%
25.1%
25.0%
Q3 Volume Growth
Q3 Mix Improvement
Q3 Volume + Mix Growth
Long Term CAGR Target

Source: Internal sales data and NIQ data ending 9/30/23

CONSUMPTION GROWTH IS STRONG ACROSS ALL MEASURED CHANNELS & TIME FRAMES; NET SALES IN UNMEASURED CHANNELS DOUBLED VS YA



FRESHPET $ SHARE OF WET & DRY DOG
Total US Food
Total US xAOC
Mega-Channel
Pet Superstore
17.2
8.7
7.0
2.8
16.8
8.6
6.9
2.8
16.3
8.3
6.7
2.8
15.4
7.8
6.3
2.7
4wk
13wk
26wk
52wk
Freshpet Share of Wet + Dry Dog



Q3 2023 CONSUMPTION GROWTH ($)
28%
30%
27%
12%
Mega-Channel
XAOC
Food
Big Box Pet

Source: NIQ consumption data thru 9/30/23

GENERATED 780 BPS IMPROVEMENT YEAR-ON-YEAR ON KEY OPERATING COSTS:
INPUT COSTS/PRICING, LOGISTICS AND QUALITY

Q3 2023 KEY OPERATING COSTS
(% of net sales)


34.7%
34.1%
12.2%
6.8%
6.2%
4.3%
Q3 22
Q3 23
Input Costs
Logistics
Quality

Q3 2022 ADJ. GROSS MARGIN


34.5%
40.2%
Q3 2022 *
Q3 2023 *
29.4%
33.0%
Gross Margin (GAAP)

*Ennis plant start-up expenses included in Adj. Gross Margin and Gross Margin

AHEAD OF PACE TO DELIVER THE CRITICAL COST IMPROVEMENTS EMBEDDED IN OUR FY 2027 MARGIN TARGETS

KEY MARGIN IMPROVEMENT TARGETS & PROGRESS


35.2%
34.1%
33.5%
10.7%
6.8%
7.5%
5.4%
4.3%
2.9%
Input Costs
Logistics
Quality
FY 2022
Q3 2023
2027 Target

STRONG PROGRESS ON ADJ. GROSS MARGIN; ON TRACK TO ACHIEVE LONG-TERM GOALS

ADJ. GROSS MARGIN PROGRESS VS 2027 TARGETS



34.5%
40.2%
45.0%
Q3 2022
Q3 2023
2027 Target

SG&A IMPROVEMENTS ALSO TRACKING TO LONG TERM TARGET; LOGISTICS IS WELL AHEAD OF PLAN AND G&A WILL FOLLOW AS WE ADD SCALE

ADJ. SG&A PROGRESS VS TARGETS



10.8%
12.4%*
8.8%
9.2%
9.5%**
9.0%
12.2%
6.8%
7.5%
32.2%
28.6%
25.3%
Adj. SG&A % Excluding Media & Logistics
Media %
Logistics %
Total Adj. SG&A %
39.9%
36.3%
SG&A (GAAP)
Q3 2022
Q3 2023
2027 Target

*Includes 170 bps annual bonus true-up

**Expected media investment for FY23 = ~11%

ENNIS KITCHEN: **NOW PRODUCING ~25% OF TOTAL FRESHPET PRODUCTION FROM TWO LINES IN THE ENNIS KITCHEN**

- Both bag line and roll line are operating 24/7
- Chicken processing operation is online & performing well
- Second bag line commissioning has commenced; expect saleable product by end of the year
- Phase II construction is on track or slightly ahead of schedule; expect roll line to begin production by the end of Q3 2024


freshpet

YTD 2023 RESULTS



STRONG FYTD RESULTS THAT DEMONSTRATE **IMPROVED OPERATING PERFORMANCE AND STRONG GROWTH**

FRESHPET YTD 2023 NET SALES
($ millions)


$429.5
+39%
$551.5
+28%
2022
2023

FRESHPET YTD 2023 ADJ. EBITDA
($ millions)


$1.3
$35.2
2022
2023

GENERATED 610 BPS IMPROVEMENT YTD vs YA ON KEY OPERATING COSTS:
INPUT COSTS/PRICING, LOGISTICS AND QUALITY


YTD 2023 KEY OPERATING COSTS
YTD 22
YTD 23
35.8%
34.5%
11.3%
7.9%
5.7%
4.3%
Input Costs
Logistics
Quality


YTD 2023 ADJ. GROSS MARGIN
37.1%
39.5%
2022 *
2023 *
32.7%
32.0%
Gross Margin (GAAP)

*Ennis plant start-up expenses included in Adj. Gross Margin and Gross Margin

FY 2023 GUIDANCE



RAISING 2023 ADJ. EBITDA AND NET SALES GUIDANCE

- **Volume cadence:** Accelerating consumption growth in Q4; Q4 net sales growth lapping large trade inventory re-fill YA ($10-15 million) which drives low-mid 20's growth vs YA
- **Advertising investment:** Q4 media $ significantly above the YA but lower than Q3
- **Adj. Gross Margin:** Adj. Gross Margin slightly lower than Q3 due to absorption of start-up costs for 2nd bag line in Ennis and incremental staffing
- **Logistics costs:** Continued strong performance based on fewer miles per load, higher fill rate, and favorable lane rates/diesel vs YA


FRESHPET FINANCIAL PROJECTIONS
~$750.0
>$55.0
~$755.0
~$62.0
$800
$700
$600
$500
$400
$300
$200
$100
$0
$80
$70
$60
$50
$40
$30
$20
$10
$0
Previous 2023 Guidance
Revised 2023 Guidance
Net Sales ($ millions)
Adj. EBITDA ($ millions)

CAPITAL SPENDING, CASH FLOW & LIQUIDITY



SIGNIFICANT IMPROVEMENT IN OPERATING CASH FLOW; CAPITAL SPENDING PLANS REMAIN IN-LINE WITH PROJECTIONS

- **Capital Spending:**
  - Key projects remain on track and on budget; estimated 2023 spending of $240 million
  - Only committing to capacity as it is needed; multiple decision points for each increment of capacity minimizes risk of excess capacity
  - Once Ennis Phase II is completed next summer, we will have built adequate infrastructure/buildings to accommodate our next 5+ lines
- **Cash Flow:**
  - Generated almost $39 million of operating cash flow YTD – an improvement of almost $93 million driven by improvements in:
    - Adj. EBITDA
    - Working capital position
  - Interest income is offsetting interest expense
- **Liquidity:**
  - $338 million of cash-on-hand as of 9/30/23
  - Generating meaningful Adj. EBITDA which could be leveraged to provide increased liquidity in 2025, if necessary



Operating Cash Flow: YTD 9/30
($k)
$38,986
YTD 2022
YTD 2023
($53,680)

freshpet

HOUSEHOLD PENETRATION & BUYING RATE


freshpet

CONTINUED GROWTH IN CONSUMER FRANCHISE;
ADDED >1 MM HH'S AND ACCELERATED BUYING RATE



FRESHPET PENETRATION GROWTH
(52 weeks)
5,410,287
7,007,662
+30%
7,846,790
+12%
9,500,318
+21%
10,777,994
+13%
2019
2020
2021
2022
2023
Freshpet Buying HHs



FRESHPET BUYING RATE
(52 weeks)
$58.65
$66.85
+14%
$76.01
+14%
$84.80
+12%
$97.21
+15%
2019
2020
2021
2022
2023
Freshpet Buying Rate

Source: Numerator Panel data for the 52-week periods ending 10/1/23

HH PENETRATION GROWTH RE-ACCELERATED IN 2023

FRESHPET BUYING HH'S: ROLLING 13 WEEKS


6,000,000
5,500,000
5,000,000
4,500,000
4,000,000
3,500,000
2023 Advertising Begins

FRESHPET IS BECOMING MORE "MAINSTREAM":
HH PENETRATION GROWTH IS BROAD-BASED ACROSS AGE GROUPS & INCOME LEVELS

FRESHPET BUYING HH'S GROWTH BY INCOME
(past 52 weeks)


16.9%
10.6%
22.7%
Low Income (Under $40k)
Middle Income ($40k-$125k)
High Income (Over $125k)

FRESHPET BUYING HH'S GROWTH BY GENERATION
(past 52 weeks)


14.3%
18.5%
10.3%
22.7%
Boomers+
Gen X
Millennials
Gen Z

Source: Numerator Data thru 10/1/23

FRESHPET IS BECOMING MORE "MAIN MEAL":
~4 MILLION SUPER HEAVY/HEAVY USERS (HIPPOHs) ACCOUNT FOR 88% OF OUR VOLUME

FRESHPET ULTRA/SUPER HEAVY/HEAVY BUYERS 5 YEAR TREND (PAST 52 WEEKS)



4,500,000
4,000,000
3,500,000
3,000,000
2,500,000
2,000,000
1,500,000
1,000,000
500,000
-
Ultra/Super Heavy/Heavy Buyers:
Bought at least $40 in the most recent 10 weeks
1,376,945
$189.69
2,035,829
+48%
$194.97
2,487,512
+22%
$206.11
3,167,616
+27%
$221.26
3,965,047
+25%
$234.77
$290.00
$270.00
$250.00
$230.00
$210.00
$190.00
$170.00
$150.00
2019
2020
2021
2022
2023
Freshpet Buying HHs
Freshpet Buying Rate

Source: Numerator Data thru 10/1/23

CURRENT CONSUMPTION TRENDS


freshpet
SELECT
ROASTED MEALS

CONSUMPTION CONTINUES GROW AT A STRONG & STEADY RATE


NIELSENIQ MEGA-CHANNEL CONSUMPTION ($)
$22,000,000
$20,000,000
$18,000,000
$16,000,000
$14,000,000
$12,000,000
$10,000,000
12/31/2022
1/31/2023
2/28/2023
3/31/2023
4/30/2023
5/31/2023
6/30/2023
7/31/2023
8/31/2023
9/30/2023
10/31/2023
11/30/2023
Mega Channel 2023
Mega Channel 2022
Linear (Mega Channel 2023)
Linear (Mega Channel 2022)

Source: NielsenIQ Mega-Channel Data thru 10/21/23

2-YEAR STACKED **GROWTH REMAINS STRONG**

NIELSENIQ MEGA-CHANNEL CONSUMPTION GROWTH 2-YEAR STACKED



72% 53% 59% 65% 61% 61% 67% 70% 75% 78% 72% 71% 66% 69% 66% 75% 61% 65% 66% 64% 65% 66% 67% 65% 63% 63% 62% 61% 65% 64% 66% 66% 68% 67% 66% 64% 63% 65% 64% 64% 62% 64% 62% 61%
39% 26% 28% 28% 34% 31% 30% 31% 32% 30% 30% 28% 29% 27% 26% 27% 18% 29% 23% 23% 22% 21% 22% 22% 23% 23% 25% 25% 29% 28% 29% 29% 29% 28% 29% 26% 27% 27% 27% 25% 24% 29% 27% 26%
34% 27% 31% 37% 26% 31% 37% 40% 44% 48% 43% 43% 38% 42% 41% 48% 43% 36% 43% 41% 43% 44% 45% 43% 40% 40% 37% 36% 36% 36% 37% 37% 39% 38% 37% 38% 36% 38% 37% 39% 38% 35% 36% 36%
12/24/22 12/31/22 1/7/23 1/14/23 1/21/23 1/28/23 2/4/23 2/11/23 2/18/23 2/25/23 3/4/23 3/11/23 3/18/23 3/25/23 4/1/23 4/8/23 4/15/23 4/22/23 4/29/23 5/6/23 5/13/23 5/20/23 5/27/23 6/3/23 6/10/23 6/17/23 6/24/23 7/1/23 7/8/23 7/15/23 7/22/23 7/29/23 8/5/23 8/12/23 8/19/23 8/26/23 9/2/23 9/9/23 9/16/23 9/23/23 9/30/23 10/7/23 10/14/23 10/21/23
Previous Year
Current Year

Source: NielsenIQ Mega-Channel Data thru 10/21/23

CONSISTENTLY STRONG VOLUME GROWTH TRENDS

NIELSENIQ MEGA-CHANNEL CONSUMPTION (lbs)



4,350,000
4,150,000
3,950,000
3,750,000
3,550,000
3,350,000
3,150,000
2,950,000
2,750,000
1 W/E 09/04/21
1 W/E 09/18/21
1 W/E 10/02/21
1 W/E 10/16/21
1 W/E 10/30/21
1 W/E 11/13/21
1 W/E 11/27/21
1 W/E 12/11/21
1 W/E 12/25/21
1 W/E 01/08/22
1 W/E 01/22/22
1 W/E 02/05/22
1 W/E 02/19/22
1 W/E 03/05/22
1 W/E 03/19/22
1 W/E 04/02/22
1 W/E 04/16/22
1 W/E 04/30/22
1 W/E 05/14/22
1 W/E 05/28/22
1 W/E 06/11/22
1 W/E 06/25/22
1 W/E 07/09/22
1 W/E 07/23/22
1 W/E 08/06/22
1 W/E 08/20/22
1 W/E 09/03/22
1 W/E 09/17/22
1 W/E 10/01/22
1 W/E 10/15/22
1 W/E 10/29/22
1 W/E 11/12/22
1 W/E 11/26/22
1 W/E 12/10/22
1 W/E 12/24/22
1 W/E 1/7/23
1 W/E 1/21/23
1 W/E 2/4/23
1 W/E 2/18/23
1 W/E 3/4/23
1 W/E 3/18/23
1 W/E 4/1/23
1 W/E 4/15/23
1 W/E 4/29/23
1 W/E 5/13/23
1 W/E 5/27/23
1 W/E 6/10/23
1 W/E 6/24/23
1 W/E 7/8/23
1 W/E 7/22/23
1 W/E 8/5/23
1 W/E 8/19/23
1 W/E 9/2/23
1 W/E 9/16/23
1 W/E 9/30/23
1 W/E 10/14/23

Source: NielsenIQ Mega-Channel Data thru 10/21/23

Q3 2023 VISIBILITY, AVAILABILITY & INNOVATION



STORE COUNT **CONTINUES TO GROW: 20% OF ALL STORES HAVE MULTIPLE FRIDGES**

FRESHPET STORE COUNT


YTD: +1,104
10,826
13,387
15,015
16,609
18,004
19,499
21,570
22,716
23,631
25,281
26,385
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
YTD 2023

SECOND/THIRD FRIDGES


3,762
5,803
382
2,423
Total Operating
YTD Increase
Q3 2022
Q3 2023

Source: *Internal data for the period ending 9/30/23*

RETAIL AVAILABILITY **AT RECORD LEVELS**

FRESHPET TOTAL DISTRIBUTION POINTS (TDP'S)

NIELSENIQ MEGA-CHANNEL


1,140
1,200
1,100
1,000
900
800
700
600
500
8/21/2021
9/4/2021
9/18/2021
10/2/2021
10/16/2021
10/30/2021
11/13/2021
11/27/2021
12/11/2021
12/25/2021
1/8/2022
1/22/2022
2/5/2022
2/19/2022
3/5/2022
3/19/2022
4/2/2022
4/16/2022
4/30/2022
5/14/2022
5/28/2022
6/11/2022
6/25/2022
7/9/2022
7/23/2022
8/6/2022
8/20/2022
9/3/2022
9/17/2022
10/1/2022
10/15/2022
10/29/2022
11/12/2022
11/26/2022
12/10/2022
12/24/2022
1/7/2023
1/21/2023
2/4/2023
2/18/2023
3/4/2023
3/18/2023
4/1/2023
4/15/2023
4/29/2023
5/13/2023
5/27/2023
6/10/2023
6/24/2023
7/8/2023
7/22/2023
8/5/2023
8/19/2023
9/2/2023
9/16/2023
9/30/2023
10/14/2023

Source: NielsenIQ Mega-Channel Data thru 10/21/23 Note: in August 2023, NIQ re-balanced all ACV data, impacting % ACV, TDP, and velocity measures retrospectively

PRODUCT INNOVATION CONTINUES TO EXPAND THE APPEAL OF FRESHPET TO A BROADER AUDIENCE OF POTENTIAL USERS


freshpet
SELECT
LARGE DOG
NUTRITIONALLY DEVELOPED FOR LARGE DOGS
BIG BITES
MULTI-PROTEIN RECIPE
12 MEALS

Top 10 velocity item


freshpet
COMPLETE NUTRITION
Chicken Recipe
With Wholesome Grains

Entry price point item will be in >9500 stores by year end

APPENDIX


freshpet
SELECT
ROASTED MEALS
TENDER CHICKEN RECIPE
freshpet
fresh from the kitchen
HOME COOKED CHICKEN RECIPE
TENDER CHICKEN RECIPE
freshpet
SLICE & SERVE ROLL
CHUNKY BEEF RECIPE
freshpet
SLICE & SERVE ROLL

FRESHPET, INC. AND SUBSIDIARIES
RECONCILIATION BETWEEN GROSS PROFIT AND ADJUSTED GROSS PROFIT

	Three Months Ended September 30,		Nine Months Ended September 30,	
	2023	2022	2023	2022
	(Dollars in thousands)			
Gross profit	$ 66,293	$ 44,545	$ 176,297	$ 140,324
Depreciation expense	11,767	5,159	33,106	14,208
Non-cash share-based compensation	2,579	2,450	8,696	4,789
Adjusted Gross Profit	**$ 80,639**	**$ 52,154**	**$ 218,099**	**$ 159,321**
Adjusted Gross Profit as a % of Net Sales	40.2%	34.5%	39.5%	37.1%

FRESHPET, INC. AND SUBSIDIARIES
RECONCILIATION BETWEEN SG&A EXPENSES AND ADJUSTED SG&A EXPENSES

	Three Months Ended September 30,		Nine Months Ended September 30,	
	2023	2022	2023	2022
	(Dollars in thousands)			
SG&A expenses	$ 73,371	$ 60,449	$ 221,638	$ 190,241
Depreciation and amortization expense	4,452	3,387	12,043	10,216
Non-cash share-based compensation	5,511	5,371	16,256	15,620
Loss on disposal of equipment	226	124	688	203
Enterprise Resource Planning (a)	212	1,937	1,550	4,946
Capped Call Transactions fees (b)	—	—	113	—
Activism engagement (c)	5,548	—	8,177	—
Organization changes (d)	—	734	(67)	734
Adjusted SG&A Expenses	**$ 57,422**	**$ 48,896**	**$ 182,878**	**$ 158,522**
Adjusted SG&A Expenses as a % of Net Sales	28.6%	32.3%	33.2%	36.9%

(a)Represents implementation, amortization of deferred implementation costs and other costs associated with the implementation of an ERP system.
(b)Represents fees associated with the Capped Call Transactions purchases.
(c)Represents advisory fees related to activism engagement.
(d)Represents a true up to transition costs related to the organization changes designed to support growth, including several changes in organizational structure designed to enhance capabilities and support long-term growth objectives.

FRESHPET, INC. AND SUBSIDIARIES
RECONCILIATION BETWEEN NET (LOSS) AND ADJUSTED EBITDA

	Three Months Ended September 30,		Nine Months Ended September 30,	
	2023	2022	2023	2022
	(Dollars in thousands)			
Net loss	$ (7,166)	$ (18,449)	$ (48,904)	$ (56,577)
Depreciation and amortization	16,219	8,546	45,149	24,424
Interest expense, net of interest income	18	1,817	1,463	4,060
Income tax expense	70	41	210	123
EBITDA	**$ 9,141**	**$ (8,045)**	**$ (2,082)**	**$ (27,970)**
Loss on equity method investment	—	943	$ 1,890	2,969
Loss on disposal of equipment	226	124	688	203
Non-cash share-based compensation	8,090	7,821	24,952	20,409
Enterprise Resource Planning (a)	212	1,937	1,550	4,946
Capped Call Transactions fees (b)	—	—	113	—
Activism engagement (c)	5,548	—	8,177	—
Organization changes (d)	—	734	(67)	734
Adjusted EBITDA	**$ 23,217**	**$ 3,514**	**$ 35,221**	**$ 1,291**
Adjusted EBITDA as a % of Net Sales	11.6%	2.3%	6.4%	0.3%

(a)Represents implementation, amortization of deferred implementation costs and other costs associated with the implementation of an ERP system.

(b)Represents fees associated with the Capped Call Transactions purchases.

(c)Represents advisory fees related to activism engagement.

(d)Represents a true up to transition costs related to the organization changes designed to support growth, including several changes in organizational structure designed to enhance capabilities and support long-term growth objectives.

2027

freshpet®

THE FUTURE IS FRESH

UNLEASHING GROWTH. SCALING PROFITS.

